UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 2, 2007 (Amendment No. 2)

UNIFY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11807	94-2710559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Arena Boulevard, Suite 100
Sacramento, California 95834
(Address of principal executive offices)

Telephone: (916) 928-6400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This is Amendment No.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 29, 2006 (the “Original Filing”). Amendment No. 1 was filed with the Securities and Exchange Commission on February 5, 2007 (“Amendment No. 1”). The Original Filing provided notice of the completion of the acquisition of Gupta Technologies, LLC (“Gupta”) by the registrant, Unify Corporation (“Unify”) from Halo Technology Holdings, Inc. (“Halo”). Under the terms of the related Purchase and Exchange Agreement (the “Purchase Agreement”), as amended, the total consideration paid to Halo for Gupta was (i) Unify’s risk management software and solution business as conducted by Unify through its Acuitrek, Inc. subsidiary (“Acuitrek”) and its Insurance Risk Management division, including, without limitation, the Acuitrek business and the NavRisk software product (the “NavRisk Business”), (ii) Unify’s ViaMode software product and related intellectual property rights (the “ViaMode Product”), (iii) $6,100,000 in cash and (iv) the amount, if any, by which the Gupta Net Working Capital exceeds the NavRisk Net Working Capital (as such terms are defined in the Purchase Agreement, the “Working Capital Adjustment”).

Amendment No. 1 was filed to provide the required financial statements of the business acquired and the required pro forma financial information. This Amendment No. 2 is being filed to correct certain typographical errors occurring on pages F-30 and F-32 in the Pro Forma Financial Information filed under Item 9.01(b) of Amendment No. 1. Pursuant to Rule 12b-15 under the Securities Exchange Act of 1934, as amended, we are re-filing hereunder our entire Item 9.01(b) Pro Forma Financial Information. Readers are urged to rely on the pro forma financial information included herewith and not the pro forma financial information include in Amendment No. 1

Section 9 – Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.	Pages F1 to F24

Previously filed with the Securities Exchange Commission on Form 8-K/A on February 5, 2007.

(b) Pro Forma Financial Information.	Pages F25 to F34

The unaudited pro forma consolidated condensed balance sheet as of October 31, 2006, and the unaudited pro forma consolidated statement of operations for the twelve months ended April 30, 2006 and the six months ended October 31, 2006, which give effect to the consummation of the acquisition of Gupta, are included herein.

2

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Unify Corporation

By:	/s/ Todd Wille

Todd Wille
Chief Executive Officer

Date: April 17, 2007

3

UNIFY CORPORATION

GUPTA TECHNOLOGIES, LLC

Unaudited Pro Forma Consolidated Condensed Financial Statements

On November 20, 2006, Unify Corporation (the “Company” or “Unify”) completed its previously announced acquisition of Gupta Technologies, LLC (“Gupta”) from Halo Technology Holdings, Inc. (“Halo”). Under the terms of the related Purchase and Exchange Agreement (the “Purchase Agreement”), as amended, the total consideration paid to Halo for Gupta was (i) Unify’s risk management software and solution business as conducted by Unify through its Acuitrek, Inc. subsidiary (“Acuitrek”) and its Insurance Risk Management (“IRM”) division, including, without limitation, the Acuitrek business and the NavRisk software product (the “NavRisk Business”), (ii) Unify’s ViaMode software product and related intellectual property rights (the “ViaMode Product”), (iii) $6,100,000 in cash and (iv) the amount, if any, by which the Gupta Net Working Capital exceeds the NavRisk Net Working Capital (as such terms are defined in the Purchase Agreement, the “Working Capital Adjustment”). The purchase was funded by debt consisting of $5.35 million in term notes and a revolver of up to $2.5 million.

This unaudited pro forma information should be read in conjunction with the consolidated financial statements of Unify included in the Company’s Annual Report filed on Form 10-K for the year ended April 30, 2006 and the Company’s Quarterly Report filed on Form 10-QSB for the three and six months ended October 31, 2006 filed on December 14, 2006.  In addition, the pro forma information should be read in conjunction with the financial statements for Gupta included in this report.

The following unaudited pro forma consolidated condensed financial statements give effect to the acquisition of Gupta Technologies LLC and the sale of both the Company’s IRM division and its ViaMode Product. The acquisition was completed on November 20, 2006 and was pursuant to a Purchase and Exchange Agreement dated September 13, 2006. The unaudited pro forma consolidated condensed statements of operations assume the acquisition and the financing raised in connection with the acquisition took place on May 1, 2005. The acquisition has been accounted for using the purchase method of accounting, as required by Statement of Financial Accounting Standard No. 141, “Business Combinations.” Under this method of accounting, the assets acquired and liabilities assumed in the Gupta acquisition were recorded at estimated fair values as determined by Unify’s management based on information currently available and on current assumptions as to future operations. Unify has allocated the purchase price based on the estimates of the fair value of the identified intangible assets and their remaining useful lives. The allocation was based on management’s estimates which included the preliminary results of an independent third party valuation. The final allocation will be determined based on a comprehensive final evaluation of Gupta’s tangible and intangible assets acquired and liabilities assumed and is expected to be completed prior to the end of the Company’s fourth quarter which ends April 30, 2007. The final allocation of purchase price could differ materially from the preliminary allocation.

The following unaudited pro forma consolidated condensed balance sheet gives effect to the acquisition of Gupta Technologies LLC and the sale of both the Company’s IRM division and its ViaMode Product. The unaudited pro forma consolidated condensed balance sheet gives effect to the acquisition and the financing raised in connection with the acquisition as if the acquisition and financing occurred on October 31, 2006. The unaudited pro forma financial information has been prepared in accordance with accounting principles generally accepted in the United States and is presented for illustration purposes only in accordance with the assumptions set forth below. This information is not necessarily indicative of the operational results or of the financial position that would have occurred if the acquisition had been consummated on the dates indicated nor is it necessarily indicative of future operating results or financial position of the consolidated enterprise. The unaudited pro forma consolidated condensed financial information does not reflect any adjustments to conform accounting practices or to reflect any cost savings or other synergies anticipated as a result of the acquisition.

UNIFY CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
(Amounts in thousands)

	Unify October 31, 2006 (a)	Gupta September 30, 2006 (b)	Pro Forma Adjustments (c)		Unify Pro Forma

ASSETS
Current assets:
Cash and cash equivalents	$1,357	$149	$712	(e)	$2,218
Accounts receivable, net	1,469	1,544	—		3,013
Prepaid expenses and other current assets	980	282	(350)	(e)	912
Due from Halo Technology Holdings, Inc.	—	1,434	(1,434)	(e)	—
Assets of discontinued operations held for sale	1,887	—	(1,887)	(f)	—

Total current assets	5,693	3,409	(2,959)		6,143
Property and equipment, net	200	102	—		302
Other investments	214	—	—		214
Goodwill and intangible assets, net	—	15,347	(7,253)	(g)	8,094
Other assets, net	197	70	981	(h)	1,248

Total assets	$6,304	$18,928	$(9,231)		$16,001

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$385	$835	$—		$1,220
Current portion of long-term debt	81	6	731	(d)	818
Other accrued liabilities	936	1,084	1,325	(i)	3,345
Accrued compensation and related expenses	478	—	—		478
Deferred revenue	1,837	3,288	(2,751)	(j)	2,374
Liabilities of discontinued operations	1,151	—	(1,151)	(f)	—

Total current liabilities	4,868	5,213	(1,846)		8,235
Long-term debt, net of current portion	—	—	6,119	(d)	6,119
Other long-term liabilities	79	437	(399)	(j)	117
Commitments and contingencies	—	—	—		—
Stockholders’ equity:
Common stock	29	—	—		29
Additional paid-in capital	63,996	22,325	(22,152)	(k)	64,169
Accumulated other comprehensive income (loss)	23	(33)	33	(k)	23
Accumulated deficit	(62,691)	(9,014)	9,014	(k)	(62,691)

Total stockholders’ equity	1,357	13,278	(13,105)		1,530

Total liabilities and stockholders’ equity	$6,304	$18,928	$(9,231)		$16,001

See accompanying notes

Notes to the Unaudited Pro Forma Consolidated Balance Sheet
(a)	Reflects Unify Corporation’s unaudited consolidated balance sheet as reported in its Form 10-QSB for the period ended October 31, 2006.
(b)	Reflects Gupta Technologies, LLC unaudited consolidated balance sheet as of September 30, 2006.
(c)

Reflects adjustments resulting from the purchase of Gupta, the sale of the Company’s IRM division and its ViaMode Product to Halo Technology Holdings, Inc. and the debt financing obtained in conjunction with the acquisition.

(d)

Reflects the debt financing in conjunction with the acquisition comprised of $5.35 million in term loans and an initial borrowing of $1.5 million on a revolving credit note which carries a limit of $2.5 million.

(e)	Represents adjustments to current assets as follows (amounts in thousands):

Elimination of Gupta cash retained by Halo	$(149)
Cash proceeds as part of the debt financing	861
Elimination of receivable due from Halo	(1,434)
Prepaid interest for debt financing	150
Reclass of cash deposit previously paid to Halo for Gutpa purchase	(500)

Total	$(1,072)

(f)	Reflects the elimination of assets and liabilities for Unify’s IRM division and ViaMode Product that were sold to Halo.
(g)

Reflects the adjustment of goodwill and intangibles to fair value as a result of Unify’s purchase of Gupta. The components of goodwill and intangible assets following the acquisition of Gupta by Unify are as follows (in thousands):

	Fair Value	Estimated Useful Life

Partner relationships	$800	5 years
Customer relationships	700	5 years
Trade name	100	1 year
Trademarks	300	4 years
Existing technologies	1,050	4 years

Total intangibles (finite lived)	$2,950
Goodwill	5,144	Indefinite

Total	$8,094

(h)

As part of the debt financing the Company provided the lender with 3,350,000 warrants to purchase common stock. There are 1,000,000 warrants with a price of $0.27, 1,350,000 warrants at a price of $0.32 and 1,000,000 shares at a price of $0.38. This amount reflects the discount on the notes associated with the debt financing ($743,000) and costs associated with the debt financing ($238,000) that will be amortized over the life of the debt.

(i)

Reflects the accrual of liabilities resulting from the acquisition including severance obligations of $398,000, legal, audit and other professional services of $194,000 and other transaction costs of $733,000.

(j)	Reflects the adjustment of Gupta’s deferred revenue to the fair value of future support obligations.
(k)

Reflects adjustments to equity resulting from the purchase of Gupta and the sale of the Company’s IRM division and its ViaMode Product including expenses resulting from the accelerated vesting of stock options for IRM division employees under FAS 123R of $78,000.

The following represents the acquisition of Gupta and the preliminary allocation of the purchase price. The final allocation of the purchase price will be determined based on a comprehensive final evaluation of the fair value of Gutpa’s tangible and intangible assets acquired and liabilities assumed.

Calculation of Purchase Price (in thousands):

Cash	$6,100
Fair value of the IRM division and ViaMode Product	900
Transaction costs - accrued	592

Total purchase price	$7,592

Allocation of Purchase Price (in thousands):

Accounts receivable, net	$1,544
Prepaid expenses and other current assets	282
Property and equipment, net	102
Intangibles	2,950
Goodwill	5,144
Other assets	70
Accounts payable	(835)
Other liabilities	(1,090)
Deferred revenue	(537)
Other liabilities	(38)

Total purchase price	$7,592

UNIFY CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
(Amounts in thousands, except per share data)

			Pro Forma Adjustments
	Unify April 30, 2006 (l)	Gupta June 30, 2006 (m)				Unify Pro Forma
			Sale of IRM & ViaMode (n)	Acquisition & Financing (o)

Revenues:
Software licenses	$5,535	$4,149	$(777)	$—		$8,907
Services	5,714	7,308	(329)	—		12,693	(ab)

Total revenues	11,249	11,457	(1,106)	—		21,600

Cost of Revenues:
Software licenses	448	619	—	—		1,067
Services	1,920	864	(797)	(537)	(p)	1,450

Total cost of revenues	2,368	1,483	(797)	(537)		2,517

Gross profit	8,881	9,974	(309)	537		19,083

Operating Expenses:
Product development	2,714	3,132	(1,071)	—		4,775
Selling, general and administrative	6,845	9,127	(1,044)	(1,185)	(q)	13,743
Goodwill Impairment	—	5,200	—	(5,200)	(r)	—

Total operating expenses	9,559	17,459	(2,115)	(6,385)		18,518

Income (loss) from operations	(678)	(7,485)	1,806	6,922		565
Other income (expense), net	50	(82)	—	(957)	(s)	(989)

Income (loss) before income taxes	(628)	(7,567)	1,806	5,965		(424)
Provision for income taxes	—	170	—	—	(aa)	170

Net income (loss)	$(628)	$(7,737)	$1,806	$5,965		$(594	) (ab)

	Historic (l)					Pro Forma

Net income (loss) per share:
Basic	$(0.02)					$(0.02	) (ab)
Diluted	$(0.02)					$(0.02	) (ab)
Shares used in computing net income (loss) per share:
Basic	29,015					29,015
Diluted	29,015					29,015

Notes to the Unaudited Pro Forma Consolidated Statement of Operations
(l)	The Company’s audited consolidated statement of operations as reported in its Form 10-K for the year ended April 30, 2006.
(m)

Gupta Technologies, LLC audited consolidated statement of operations for the year ended June 30, 2006. Gupta’s audited financials include certain reclassifications to conform to the presentation of Unify’s audited consolidated statement of operations.

(n)	Reflects adjustments resulting from the sale of the Company’s IRM division and its ViaMode Product to Halo.
(o)	Adjustments resulting from the purchase of Gupta Technologies, LLC from Halo Technology Holdings, Inc. and the debt financing provided by ComVest Capital, LLC in conjunction with the acquisition.
(p)	Reflects the amortization of deferred support obligations.
(q)

Reflects the elimination of amortization expense for intangibles included in Gupta’s results ($1,815,000), the reversal of charges by Halo in Gupta’s amounts ($108,000) and the recognition of expenses associated with the amortization of Unify’s intangibles ($738,000).

(r)	Reflects the elimination of a goodwill impairment recorded by Gupta.
(s)	Reflects interest expense associated with the debt financing ($724,000), the amortization of the discount on the term notes ($175,000) and the amortization of financing costs ($58,000).
(aa)	The Company has not recorded any expenses for income taxes as it has substantial net operating loss carry forwards that it believes would offset any tax liability.
(ab)

As a result of the acquisition, Gupta’s deferred revenue will be adjusted to an amount equal to the fair value of the cost of providing post contract support to its existing customers. The amount shown as services revenue in the pro forma does not include the impact of such an adjustment. Had this adjustment been reflected in the pro forma, services revenue, net income and earnings per share would have been significantly lower.

UNIFY CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
(Amounts in thousands, except per share data)

	Pro Forma Adjustments

	Unify October 31, 2006 (t)	Gupta September 30, 2006 (u)	Sale of IRM & ViaMode (v)	Acquisition & Financing (w)		Unify Pro Forma

Revenues:
Software licenses	$1,176	$1,670	$—	$—		$2,846
Services	2,748	3,662	—	—		6,410

Total revenues	3,924	5,332	—	—		9,256

Cost of Revenues:
Software licenses	69	286	—	—		355
Services	532	335	—	—		867

Total cost of revenues	601	621	—	—		1,222

Gross profit	3,323	4,711	—	—		8,034

Operating Expenses:
Product development	767	1,411	—	—		2,178
Selling, general and administrative	2,665	3,777	—	(589)	(x)	5,853
Goodwill Impairment	—	5,200	—	(5,200)	(y)	—

Total operating expenses	3,432	10,388	—	(5,789)		8,031

Income (loss) from continuing operations	(109)	(5,677)	—	5,789		3
Other income (expense), net	109	(49)	—	(430)	(z)	(370)

Income (loss) from continuing operations before income taxes	—	(5,726)	—	5,359		(367)
Provision for income taxes	—	38	—	—	(bb)	38

Net income (loss) from continuing operations	—	(5,764)	—	5,359		(405)
Loss from discontinued operations	(941)	—	941	—		—

Net income (loss)	$(941)	$(5,764)	$941	$5,359		$(405)

	Historic (t)					Pro Forma

Net income per share:
Basic for continuing operations	$—					$0.02
Diluted for continuing operations	$—					$0.02
Shares used in computing net income per share:
Basic	29,524					29,524
Diluted	29,675					29,524

See accompanying notes

Notes to the Unaudited Pro Forma Consolidated Statement of Operations
(t)	The Company’s unaudited consolidated statement of operations as reported in its Form 10-QSB for the six month period ended October 31, 2006.
(u)	Gupta Technologies, LLC unaudited consolidated statement of operations for the six months ended September 30, 2006.
(v)	Reflects adjustments resulting from the sale of the Company’s IRM division and its ViaMode Product to Halo.
(w)	Adjustments resulting from the purchase of Gupta Technologies, LLC from Halo Technology Holdings, Inc. and the debt financing provided by ComVest Capital, LLC in conjunction with the acquisition.
(x)

Reflects the elimination of amortization expense for intangibles included in Gupta’s results ($907,000) and the recognition of expenses associated with the amortization of Unify’s intangibles ($318,000).

(y)	Reflects the elimination of a goodwill impairment recorded by Gupta.
(z)	Reflects interest expense associated with the debt financing ($314,000), the amortization of the discount on the term notes ($87,000) and the amortization of financing costs ($29,000).
(bb)	The Company has not recorded any expenses for income taxes as it has substantial net operating loss carry forwards that is believes would offset any tax liability.

UNIFY CORPORATION
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

1.         Basis of Pro Forma Presentation

The unaudited pro forma consolidated condensed financial statements give effect to the acquisition of Gupta Technologies (“Gupta”) and the sale by Unify of its IRM division and ViaMode software product using the purchase method of accounting.  On November 20, 2006, Unify entered into a Purchase and Exchange Agreement (the “Purchase Agreement”) with Halo Technology Holdings, Inc. (“Halo”) pursuant to which Unify agreed to acquire Gupta in exchange for its IRM division, its ViaMode software product, $6.1 million in cash and the amount, if any, by which Gupta’s working capital exceeds Unify’s “NavRisk working capital” as defined in the Purchase Agreement.

2.         Pro Forma Adjustments — Balance Sheet

Pro forma adjustments reflect the components of the purchase consideration which consist of Unify’s IRM division, ViaMode software product and $6.1 million in cash. Also reflected in pro forma columns are adjustments to the related fair values of the assets and liabilities acquired and expenses associated with a debt financing that was completed in conjunction with the acquisition. As part of the allocation of the purchase price, using an independent valuation expert’s preliminary results, Unify has recorded intangible assets and goodwill. The preliminary results are subject to adjustment upon finalization of the valuation which is expected to be completed by the end of the Company’s fourth quarter which ends April 30, 2007. The final allocation price could differ materially from the preliminary allocation.

3.         Pro Forma Adjustments — Statement of Operations

This represents the amortization of the acquired identifiable intangible, assets and expenses associated with a debt financing obtained in conjunction with the acquisition of Gupta. These expenses include interest expense, the reimbursement of due diligence costs incurred by the lender, loan commitment fees, and the amortization of a discount relative to warrants included in the financing. The interest rate for the term notes is fixed at 11.25%. The interest rate for the revolver is prime plus 2.25% resulting in a rate of 10.50% currently. In calculating interest expense for the pro forma the Company has assumed a rate of 10.50% for the revolver for all periods shown. Additionally, the Company has not recorded any expenses for income taxes as it has substantial net operating loss carry forwards that it believes would offset any tax liability.